EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$32
74C-$28,493
74F-$107,878,973
74I-$349,331
74J-$12,629
74L-$214,063
74N-$108,483,520
74O-$2,242
74P-$156,290
74R4-$262,468
74T-$108,062,520
75B-$108,473,160

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $270,801
2. Dividends for a second class of open-end company shares                                                         $494,795
3. Dividends for a third class of open-end company shares                                                          $196,926
4. Dividends for a fourth class of open-end company shares                                                         $11,168

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.041
        2. Dividends from a second class of open-end company shares                                                 $1.113
        3. Dividends from a third class of open-end company shares                                                  $0.920
        4. Dividends from a fourth class of open-end company shares                                                 $.553

Item 74

U)      1. Number of shares outstanding                                                                             250,411
        2. Number of shares outstanding for a second class of shares of open-end company shares                     445,434
        3. Number of shares outstanding for a third class of shares of open-end company shares                      219,667
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     22,226

V)      1. Net asset value per share (to the nearest cent)                                                          121.65
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                121.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 100.48
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                60.36


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $739
2. Dividends for a second class of open-end company shares                                                          $1,271
3. Dividends for a third class of open-end company shares                                                           $1,500
4. Dividends for a fourth class of open-end company shares                                                          $344
5. Dividends for a fifth class of open-end company shares                                                           $558
6. Dividends for a sixth class of open-end company shares                                                           $109

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.009
        2. Dividends from a second class of open-end company shares                                                 $.010
        3. Dividends from a third class of open-end company shares                                                  $.011
        4. Dividends for a fourth class of open-end company shares                                                  $.015
        5. Dividends for a fifth class of open-end company shares                                                   $.009
	6. Dividends for a sixth class of open-end company shares                                                   $.027


Item 74

U)      1. Number of shares outstanding                                                                             78,709
        2. Number of shares outstanding for a second class of shares of open-end company shares                     126,806
        3. Number of shares outstanding for a third class of shares of open-end company shares                      141,688
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     23,495
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      63,057
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      8,918

V)      1. Net asset value per share (to the nearest cent)                                                          44.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                44.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 44.36
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                58.47
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 38.11
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 109.49


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $0
74C- $40,491
74E- $0
74F- $167,910,260
74I- $1,032,671
74J- $104,638
74L- $324,891
74N- $169,412,951
74O- $23,959
74P- $184,824
74R4-$830,231
74T- $168,373,937
75B- $162,763,716

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $474,926
2. Dividends for a second class of open-end company shares                                                         $423,432
3. Dividends for a third class of open-end company shares                                                          $218,893
4. Dividends for a fourth class of open-end company shares                                                         $163,200
5. Dividends for a fifth class of open-end company shares							   $50,585

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.256
        2. Dividends from a second class of open-end company shares                                                 $0.275
        3. Dividends from a third class of open-end company shares                                                  $0.276
        4. Dividends for a fourth class of open-end company shares                                                  $0.566
	5. Dividends for a fifth class of open-end company shares						    $0.265

Item 74

U)      1. Number of shares outstanding    									  1,874,728
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,554,051
        3. Number of shares outstanding for a third class of shares of open-end company shares                    840,328
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   293,925
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  191,234

V)      1. Net asset value per share (to the nearest cent)                                                  	  33.29
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  33.29
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  33.30
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  68.39
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  32.13

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $23,617
2. Dividends for a second class of open-end company shares                                                      $37,064
3. Dividends for a third class of open-end company shares                                                       $41,984
4. Dividends for a fourth class of open-end company shares                                                      $57,227
5. Dividends for a fifth class of open-end company shares					                $14,754

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.232
        2. Dividends from a second class of open-end company shares                                             $0.247
        3. Dividends from a third class of open-end company shares                                              $0.251
        4. Dividends for a fourth class of open-end company shares                                              $0.637
	5. Dividends for a fifth class of open-end company shares					        $0.258

Item 74

U)      1. Number of shares outstanding   									96,520
        2. Number of shares outstanding for a second class of shares of open-end company shares                 150,936
        3. Number of shares outstanding for a third class of shares of open-end company shares                  167,780
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 93,289
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			60,732

V)      1. Net asset value per share (to the nearest cent)                                                  	21.87
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	21.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	21.87
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	56.06
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		22.76

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $17,773
2. Dividends for a second class of open-end company shares                                                       $28,052
3. Dividends for a third class of open-end company shares                                                        $25,913
4. Dividends for a fourth class of open-end company shares                                                       $32,461
5. Dividends for a fifth class of open-end company shares							 $11,754

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.161
        2. Dividends from a second class of open-end company shares                                              $0.188
        3. Dividends from a third class of open-end company shares                                               $0.192
        4. Dividends for a fourth class of open-end company shares                                               $0.365
	5. Dividends for a fifth class of open-end company shares						 $0.173

Item 74

U)      1. Number of shares outstanding										105,471
        2. Number of shares outstanding for a second class of shares of open-end company shares                 149,080
        3. Number of shares outstanding for a third class of shares of open-end company shares                  139,761
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  91,680
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 69,903

V)      1. Net asset value per share (to the nearest cent)                                                  	33.30
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	33.29
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	33.29
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	64.68
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		30.83

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $293
2. Dividends for a second class of open-end company shares                                                        $490
3. Dividends for a third class of open-end company shares                                                         $477
4. Dividends for a fourth class of open-end company shares                                                        $367
5. Dividends for a fifth class of open-end company shares							  $247
6. Dividends for a sixth class of open-end company shares                                                         $121

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.002
        2. Dividends from a second class of open-end company shares                                               $.003
        3. Dividends from a third class of open-end company shares                                                $.003
        4. Dividends for a fourth class of open-end company shares                                                $.006
        5. Dividends for a fifth class of open-end company shares                                                 $.003
	6. Dividends for a sixth class of open-end company shares						  $.012

Item 74

U)      1. Number of shares outstanding                                                                           134,860
        2. Number of shares outstanding for a second class of shares of open-end company shares                   163,757
        3. Number of shares outstanding for a third class of shares of open-end company shares                    157,001
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   57,697
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    97,062
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  12,531

V)      1. Net asset value per share (to the nearest cent)                                                        37.37
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              37.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               37.42
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              78.10
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               33.72
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  108.03


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $59,374
2. Dividends for a second class of open-end company shares                                                          $67,510
3. Dividends for a third class of open-end company shares                                                           $96,109
4. Dividends for a fourth class of open-end company shares                                                          $39,719
5. Dividends for a fifth class of open-end company shares                                                           $34,170
6. Dividends for a sixth class of open-end company shares                                                           $5,114


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.215
        2. Dividends from a second class of open-end company shares                                                 $1.055
        3. Dividends from a third class of open-end company shares                                                  $.249
        4. Dividends for a fourth class of open-end company shares                                                  $.886
	5. Dividends for a fifth class of open-end company shares                                                   $.343
	6. Dividends for a sixth class of open-end company shares                                                   $1.207

Item 74

U)      1. Number of shares outstanding                                                                           275,865
        2. Number of shares outstanding for a second class of shares of open-end company shares                   65,485
        3. Number of shares outstanding for a third class of shares of open-end company shares                    382,892
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   45,098
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    97,333
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    4,379

V)      1. Net asset value per share (to the nearest cent)                                                        20.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              92.17
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               20.36
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              74.42
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               29.09
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)               100.40

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $544
2. Dividends for a second class of open-end company shares                                                        $109
3. Dividends for a third class of open-end company shares                                                         $235

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.002
        2. Dividends from a second class of open-end company shares                                               $.002
        3. Dividends from a third class of open-end company shares                                                $.008

Item 74

U)      1. Number of shares outstanding                                                                           266,399
        2. Number of shares outstanding for a second class of shares of open-end company shares                   49,150
        3. Number of shares outstanding for a third class of shares of open-end company shares                    28,970

V)      1. Net asset value per share (to the nearest cent)                                                        16.79
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              16.84
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               70.12


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $412
2. Dividends for a second class of open-end company shares                                                          $153
3. Dividends for a third class of open-end company shares                                                           $159

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.002
        3. Dividends from a third class of open-end company shares                                                  $.006

Item 74

U)      1. Number of shares outstanding                                                                           212,567
        2. Number of shares outstanding for a second class of shares of open-end company shares                   76,100
        3. Number of shares outstanding for a third class of shares of open-end company shares                    26,761

V)      1. Net asset value per share (to the nearest cent)                                                        24.13
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              24.19
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               85.91

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,413
2. Dividends for a second class of open-end company shares                                                        $6,728
3. Dividends for a third class of open-end company shares                                                         $3,104
4. Dividends for a fourth class of open-end company shares                                                        $26,301
5. Dividends for a fifth class of open-end company shares                                                         $4,053
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.187
        2. Dividends from a second class of open-end company shares                                               $0.256
        3. Dividends from a third class of open-end company shares                                                $1.067
        4. Dividends from a fourth class of open-end company shares                                               $0.505
        5. Dividends from a fifth class of open-end company shares                                                $0.223

Item 74

U)      1. Number of shares outstanding                                                                             13,873
        2. Number of shares outstanding for a second class of shares of open-end company shares                     26,420
        3. Number of shares outstanding for a third class of shares of open-end company shares                      3,879
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     52,372
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      19,061

V)      1. Net asset value per share (to the nearest cent)                                                           24.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 30.61
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    125.99
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     60.61
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     26.70


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